                                                                       EXHIBIT 1


                             JOINT FILING AGREEMENT


The undersigned hereby agree that this Amendment No. 2 to Schedule 13D is filed on behalf of each of them.

DATED:   DECEMBER 7, 1998.

                                         PROFUTURES BRIDGE CAPITAL FUND, L.P.

                                         BY: BRIDGE CAPITAL PARTNERS, INC.,
                                             A GENERAL PARTNER


                                         by: /s/ JAMES H. PERRY
                                             -----------------------------------
                                             JAMES H. PERRY, PRESIDENT

                                         BRIDGE CAPITAL PARTNERS, INC.


                                         by: /s/ JAMES H. PERRY
                                             -----------------------------------
                                             JAMES H. PERRY, PRESIDENT

                                         PROFUTURES FUND MANAGEMENT, INC.


                                         by: /s/ GARY D. HALBERT
                                             -----------------------------------
                                             GARY D. HALBERT, PRESIDENT

                                         /s/ JAMES H. PERRY
                                         ---------------------------------------
                                         JAMES H. PERRY

                                         /s/ GARY D. HALBERT
                                         ---------------------------------------
                                         GARY D. HALBERT

                                         BRIDGE CAPITAL PARTNERS, INC. DEFINED
                                         BENEFIT PENSION PLAN


                                         by: /s/ JAMES H. PERRY
                                             -----------------------------------
                                             James H. Perry, Trustee



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